Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David M. Davis, Chief Financial Officer of Global Eagle Entertainment Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2014	/s/ David M. Davis
David M. Davis
Chief Financial Officer and Treasurer
(principal financial officer)